LIBERTY FUNDS

                                 STEIN ROE FUNDS

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                                                            December 28, 2000

                  THE JOINT SPECIAL MEETING OF SHAREHOLDERS HAS
                  BEEN ADJOURNED TO THURSDAY, JANUARY 25, 2001

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders scheduled for Wednesday, December 27, 2000 has been adjourned to Thursday, January 25, 2001 in order to give Shareholders additional time to vote their shares. The Fund's records indicate that as of September 29, 2000, ("Record Date") you were holding shares in one or more of the Liberty or Stein Roe fund families. As today, we have not received your vote instructions. All votes are vital no matter how many shares you hold and your shares cannot be voted unless we receive your executed proxy or you are present at the meeting! We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the possibility of another meeting adjournment. In order for your vote to be represented, we must receive your instructions on or before Wednesday, January 24, 2001.

If you have any questions regarding the meeting agenda or the execution of your proxy please call Shareholder Communications Corporation ("SCC"), the Fund's proxy agent, at 1-877-518-9416.

For your convenience, we have established three easy methods by which to register your vote:

1.  By Phone: To speak with a proxy specialist call 1-877-518-9416.
              Representatives are available to take your vote Monday through Friday between 9 a.m. and 11 p.m. and Saturday 12 p.m. to 6 p.m. eastern time. Please have your proxy card available at the time of the call.

2. By Internet:  Visit www.proxyvote.com, and enter the 12-digit control number located on your proxy card.

3. By Mail:    Simply return your executed proxy in the enclosed postage paid envelope. Please use this option only if the above methods are unavailable, as we may not receive your executed proxy by January 25, 2001.

                       DO NOT HESITATE. PLEASE VOTE TODAY!

As the date of the adjourned meeting moves closer and we still have not received your proxy, you may receive a call from SCC reminding you to exercise your right to vote.

Thank you in advance for your participation.

                                  LIBERTY FUNDS

                                 STEIN ROE FUNDS

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                                                              December 28, 2000

                  THE JOINT SPECIAL MEETING OF SHAREHOLDERS HAS
                   BEEN ADJOURNED TO THURSDAY, JANUARY 25, 2001

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders scheduled for Wednesday, December 27, 2000 has been adjourned to Thursday, January 25, 2001 in order to give Shareholders additional time to vote their shares. The Fund's records indicate that as of September 29, 2000, ("Record Date") you were holding shares in one or more of the Liberty or Stein Roe fund family. As of today, we have not received your voting instructions. All votes are vital no matter how many shares you hold and your shares cannot be voted unless we receive your executed proxy or you are present at the meeting! We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the possibility of another meeting adjournment. In order for your vote to be represented, we must receive your instructions on or before Wednesday, January 24, 2001.

For your convenience, we have established three easy methods by which to register your vote:

1. By Touchtone:  Dial the toll-free number found on your proxy card and follow the simple directions.

2.  By Internet:  Visit www.proxyvote.com, and enter your 12-digit control number located on your proxy card.


3.  By Mail:      Complete the enclosed proxy card and return it in the
                  enclosed postage-paid envelope.
                  Please use this option only if the above methods are unavailable, as we may not receive your executed proxy by January 25, 2001.


                       DO NOT HESITATE. PLEASE VOTE TODAY!

Thank you in advance for your participation.

                                  LIBERTY FUNDS

                                 STEIN ROE FUNDS

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                                                             December 28, 2000

                  THE JOINT SPECIAL MEETING OF SHAREHOLDERS HAS
                  BEEN ADJOURNED TO THURSDAY, JANUARY 25, 2001

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders scheduled for Wednesday, December 27, 2000 has been adjourned to Thursday, January 25, 2001 in order to give Shareholders additional time to vote their shares. The Fund's records indicate that as of September 29, 2000, ("Record Date") you were holding shares in one or more of the Liberty or Stein Roe fund families. As of today, we have not received your voting instructions. All votes are vital no matter how many shares you hold and your shares cannot be voted unless we receive your executed proxy or you are present at the meeting! We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the possibility of another meeting adjournment. In order for your vote to be represented, we must receive your instructions on or before Wednesday, January 24, 2001.

If you should have any questions regarding the meeting agenda or the execution of your proxy please call Shareholder Communications Corporation ("SCC"), the Fund's proxy agent, at 1-877-518-9416.

For your convenience, we have established three easy methods by which to register your vote:

1.  By Phone: To speak with a proxy specialist call 1-877-518-9416.
              Representatives are available to take your vote Monday through Friday between 9 a.m. and 11 p.m. and Saturday 12 p.m. to 6 p.m. eastern time. Please have your proxy card available at the time of the call.

2.  By Fax:  Fax your executed proxy to us toll-free at 1-800-733-1885, anytime.


3.  By Mail: Simply return your executed proxy in the enclosed postage paid envelope. Please use this option only if the above methods are unavailable, as we may not receive your executed proxy by January 25, 2001.

                       DO NOT HESITATE. PLEASE VOTE TODAY!

As the date of the adjourned meeting moves closer and we still have not received your proxy, you may receive a call from SCC reminding you to exercise your right to vote.

Thank you in advance for your participation.